JPMorgan Strategic Income Opportunities Fund
Schedule of Portfolio Investments as of May 31, 2026
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2026.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 43.3%
Aerospace & Defense — 0.0% ^
ICITII 6.00%, 1/31/2033 ‡ (a)	422	207
Automobile Components — 0.0% ^
Allison Transmission, Inc. 4.75%, 10/1/2027 (a)	1,870	1,869
Automobiles — 2.8%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.80%), 4.43%, 8/13/2026 (a) (b)	14,100	14,116
(SOFRINDX + 0.78%), 4.43%, 3/19/2027 (a) (b)	24,360	24,439
(SOFR + 0.71%), 4.35%, 8/11/2027 (a) (b)	20,240	20,292
(SOFRINDX + 0.92%), 4.55%, 8/13/2027 (a) (b)	23,581	23,699
(SOFR + 0.79%), 4.44%, 3/17/2028 (a) (b)	23,100	23,156
Hyundai Capital America (SOFR + 1.12%), 4.78%, 6/23/2027 (a) (b)	18,310	18,391
Mercedes-Benz Finance North America LLC (Germany)
(SOFR + 0.63%), 4.19%, 7/31/2026 (a) (b)	39,551	39,576
(SOFR + 0.78%), 4.42%, 4/1/2027 (a) (b)	25,170	25,243
(SOFR + 0.85%), 4.48%, 11/15/2027 (a) (b)	28,405	28,494
(SOFR + 0.71%), 4.37%, 3/10/2028 (a) (b)	13,800	13,807
(SOFR + 0.93%), 4.58%, 3/31/2028 (a) (b)	17,540	17,594
Volkswagen Group of America Finance LLC (Germany) (SOFR + 1.06%), 4.69%, 8/14/2026 (a) (b)	13,760	13,779
		262,586
Banks — 15.3%
ANZ New Zealand Int'l Ltd. (New Zealand) (SOFR + 0.61%), 4.24%, 1/22/2029 (a) (b)	1,800	1,799
Australia & New Zealand Banking Group Ltd. (Australia)
(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d) (e)	78,299	78,300
(SOFR + 0.47%), 4.13%, 12/16/2026 (a) (b)	18,400	18,420
(SOFR + 0.81%), 4.45%, 1/18/2027 (a) (b)	22,500	22,577
(SOFR + 0.68%), 4.32%, 7/16/2027 (a) (b)	5,128	5,145
(SOFR + 0.59%), 4.25%, 12/8/2028 (a) (b)	7,560	7,585
Bank of America Corp.
(3-MONTH CME TERM SOFR + 1.02%), 4.70%, 9/15/2026 (b)	18,783	18,804
(3-MONTH CME TERM SOFR + 0.91%), 4.58%, 12/1/2026 (b)	200	200
(SOFR + 0.97%), 4.60%, 7/22/2027 (b)	6,740	6,745
(SOFR + 1.35%), 5.00%, 9/15/2027 (b)	6,591	6,607
(SOFR + 1.05%), 4.69%, 2/4/2028 (b)	36,212	36,342
Bank of America NA (SOFR + 1.02%), 4.65%, 8/18/2026 (b)	4,017	4,021
Bank of Montreal (Canada)
(SOFRINDX + 1.33%), 4.98%, 6/5/2026 (b)	17,500	17,502
(SOFRINDX + 0.76%), 4.41%, 6/4/2027 (b)	8,850	8,882
(SOFRINDX + 0.88%), 4.54%, 9/10/2027 (b)	24,820	24,853
(SOFR + 0.62%), 4.27%, 1/13/2028 (b)	18,440	18,472
(SOFR + 0.86%), 4.50%, 1/27/2029 (b)	4,359	4,372
Bank of Nova Scotia (The) (Canada) (SOFRINDX + 0.78%), 4.43%, 6/4/2027 (b)	9,100	9,135
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 1.22%), 4.86%, 10/2/2026 (b)	13,200	13,244
(SOFRINDX + 0.93%), 4.58%, 9/11/2027 (b)	23,060	23,088
(SOFR + 0.72%), 4.37%, 1/13/2028 (b)	9,170	9,180

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Citibank NA
(SOFR + 0.71%), 4.34%, 8/6/2026 (b)	27,670	27,682
(SOFR + 0.78%), 4.43%, 5/29/2027 (b)	8,270	8,296
(SOFR + 0.71%), 4.35%, 11/19/2027 (b)	37,762	37,808
Citigroup, Inc.
(SOFR + 0.77%), 4.42%, 6/9/2027 (b)	18,370	18,372
(SOFR + 1.14%), 4.77%, 5/7/2028 (b)	30,620	30,753
Commonwealth Bank of Australia (Australia)
(SOFR + 0.46%), 4.09%, 11/27/2026 (a) (b)	6,140	6,144
(SOFR + 0.63%), 4.27%, 3/27/2029 (a) (b)	13,850	13,898
Cooperatieve Rabobank UA (Netherlands)
(SOFRINDX + 0.62%), 4.24%, 8/28/2026 (b)	19,000	19,018
(SOFRINDX + 0.71%), 4.36%, 3/5/2027 (b)	30,000	30,091
(SOFR + 0.59%), 4.22%, 5/27/2027 (b)	20,250	20,288
(SOFR + 0.60%), 4.24%, 1/21/2028 (b)	23,980	24,045
Credit Agricole SA (France)
(SOFR + 1.29%), 4.94%, 7/5/2026 (a) (b)	13,125	13,136
(SOFR + 0.87%), 4.52%, 3/11/2027 (a) (b)	22,360	22,452
HSBC Holdings plc (United Kingdom) (SOFR + 1.57%), 5.13%, 8/14/2027 (b)	17,250	17,295
HSBC USA, Inc.
(SOFR + 0.96%), 4.61%, 3/4/2027 (b)	36,612	36,780
(SOFR + 0.97%), 4.63%, 6/3/2028 (b)	13,740	13,822
ING Groep NV (Netherlands) (SOFRINDX + 1.56%), 5.21%, 9/11/2027 (b)	1,534	1,539
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%, 6/27/2026 (b) (c) (d) (e)	20,654	20,697
(SOFRINDX + 1.56%), 5.12%, 8/7/2027 (b)	4,320	4,329
Mizuho Bank Ltd. (Japan) (SOFR + 0.80%), 4.44%, 4/16/2029 (a) (b)	13,860	13,947
Morgan Stanley Bank NA
(SOFR + 1.17%), 4.81%, 10/30/2026 (b)	10,150	10,179
(SOFR + 0.69%), 4.32%, 10/15/2027 (b)	24,400	24,418
(SOFR + 1.08%), 4.72%, 1/14/2028 (b)	21,535	21,605
Morgan Stanley Private Bank NA (SOFR + 0.77%), 4.41%, 7/6/2028 (b)	18,400	18,426
National Australia Bank Ltd. (Australia)
(SOFR + 0.65%), 4.30%, 1/12/2027 (a) (b)	3,275	3,283
(SOFR + 0.62%), 4.27%, 6/11/2027 (a) (b)	13,630	13,651
(SOFR + 0.60%), 4.24%, 10/26/2027 (a) (b)	25,400	25,470
(SOFR + 0.54%), 4.18%, 6/4/2029 (a) (b)	13,740	13,750
National Bank of Canada (Canada) (SOFRINDX + 1.03%), 4.67%, 7/2/2027 (b)	30,200	30,217
National Securities Clearing Corp. (SOFR + 0.57%), 4.19%, 5/20/2027 (a) (b)	39,731	39,826
NatWest Markets plc (United Kingdom)
(SOFR + 0.76%), 4.41%, 9/29/2026 (a) (b)	9,170	9,182
(SOFR + 0.90%), 4.53%, 5/17/2027 (a) (b)	9,100	9,142
Nordea Bank Abp (Finland) (SOFR + 0.74%), 4.39%, 3/19/2027 (a) (b)	18,360	18,418
Royal Bank of Canada (Canada)
(SOFRINDX + 1.08%), 4.72%, 7/20/2026 (b)	37,200	37,243
(SOFRINDX + 0.46%), 4.10%, 8/3/2026 (b)	17,940	17,951
(SOFRINDX + 0.59%), 4.23%, 11/2/2026 (b)	13,720	13,738

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFRINDX + 0.79%), 4.42%, 7/23/2027 (b)	36,750	36,775
(SOFRINDX + 0.72%), 4.36%, 10/18/2027 (b)	13,192	13,191
(SOFRINDX + 0.82%), 4.46%, 3/27/2028 (b)	9,220	9,224
Societe Generale SA (France) (SOFR + 1.10%), 4.73%, 2/19/2027 (a) (b)	13,750	13,789
Sumitomo Mitsui Financial Group, Inc. (Japan) (SOFR + 1.30%), 4.87%, 7/13/2026 (b)	17,550	17,572
Sumitomo Mitsui Trust Bank Ltd. (Japan) (SOFR + 1.15%), 4.73%, 9/14/2026 (a) (b)	7,800	7,820
Svenska Handelsbanken AB (Sweden)
(SOFR + 1.25%), 4.91%, 6/15/2026 (a) (b)	13,125	13,130
(SOFR + 0.66%), 4.28%, 5/28/2027 (a) (b)	4,450	4,464
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.63%), 1.42%, 6/11/2027 (a) (b)	1,270	1,269
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.63%), 1.42%, 6/11/2027 (b) (f)	34,590	34,564
Swedbank AB (Sweden) (SOFRINDX + 1.38%), 5.04%, 6/15/2026 (a) (b)	16,800	16,808
Toronto-Dominion Bank (The) (Canada)
(SOFR + 1.08%), 4.72%, 7/17/2026 (b)	24,160	24,185
(SOFR + 0.62%), 4.28%, 12/17/2026 (b)	19,300	19,329
(SOFR + 0.73%), 4.38%, 4/5/2027 (b)	19,772	19,825
(SOFR + 0.82%), 4.45%, 1/31/2028 (b)	18,400	18,504
US Bank NA (SOFR + 0.69%), 4.32%, 10/22/2027 (b)	17,277	17,287
Wells Fargo & Co.
(SOFR + 0.78%), 4.41%, 1/24/2028 (b)	27,496	27,536
(SOFR + 1.07%), 4.70%, 4/22/2028 (b)	32,007	32,140
(SOFR + 0.72%), 4.34%, 5/20/2029 (b)	18,310	18,314
Wells Fargo Bank NA (SOFR + 1.06%), 4.69%, 8/7/2026 (b)	21,366	21,384
Westpac Banking Corp. (Australia)
(SOFR + 0.46%), 4.10%, 10/20/2026 (b)	23,000	23,019
(SOFR + 0.44%), 4.07%, 5/11/2028 (a) (b)	9,140	9,144
		1,421,437
Beverages — 1.3%
Keurig Dr Pepper, Inc.
(SOFR + 0.58%), 4.21%, 11/15/2026 (b)	55,401	55,413
(SOFRINDX + 0.88%), 4.54%, 3/15/2027 (b)	38,100	38,157
Pepsico Singapore Financing I Pte. Ltd. (SOFRINDX + 0.56%), 4.19%, 2/16/2027 (b)	22,350	22,382
		115,952
Biotechnology — 0.3%
AbbVie, Inc. (SOFRINDX + 0.48%), 4.13%, 3/3/2028 (b)	29,536	29,597
Broadline Retail — 0.6%
Amazon.com, Inc.
(SOFR + 0.44%), 4.09%, 3/13/2028 (b)	36,950	36,997
(SOFR + 0.59%), 4.24%, 3/13/2029 (b)	18,470	18,535
Shutterfly Finance LLC
8.50% (Cash), 10/1/2027 (a) (g)	2,753	2,735
9.75%, 10/1/2027 (a)	307	307
		58,574
Building Products — 0.0% ^
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	900	740

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — 5.0%
Charles Schwab Corp. (The) Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (b) (d) (e)	155,013	155,013
Goldman Sachs Bank USA (SOFRINDX + 0.72%), 4.36%, 6/3/2029 (b)	9,160	9,173
Goldman Sachs Group, Inc. (The)
(SOFR + 0.82%), 4.48%, 9/10/2027 (b)	11,236	11,243
(SOFR + 0.92%), 4.56%, 10/21/2027 (b)	13,880	13,900
(3-MONTH CME TERM SOFR + 2.01%), 5.68%, 10/28/2027 (b)	50,619	50,928
(SOFR + 1.29%), 4.92%, 4/23/2028 (b)	13,750	13,845
(SOFR + 0.71%), 4.35%, 1/21/2029 (b)	38,559	38,558
(SOFR + 0.86%), 4.41%, 2/16/2029 (b)	18,460	18,425
Macquarie Bank Ltd. (Australia)
(SOFR + 1.24%), 4.90%, 6/15/2026 (a) (b)	11,056	11,060
(SOFR + 1.20%), 4.86%, 12/7/2026 (a) (b)	8,900	8,940
(SOFR + 0.92%), 4.56%, 7/2/2027 (a) (b)	9,100	9,148
(SOFR + 0.48%), 4.12%, 2/3/2028 (a) (b)	13,830	13,832
Mizuho Markets Cayman LP (Japan) (SOFR + 0.52%), 4.17%, 10/9/2026 (a) (b)	25,380	25,395
Morgan Stanley (SOFR + 1.02%), 4.66%, 4/13/2028 (b)	25,244	25,320
UBS AG (Switzerland) (SOFR + 0.50%), 4.13%, 5/17/2027 (b)	36,670	36,700
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.10%), 3.88%, 6/2/2026 (b) (c) (d) (e) (f)	3,000	3,001
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.10%), 3.88%, 6/2/2026 (a) (b) (c) (d) (e)	19,631	19,640
		464,121
Chemicals — 0.0% ^
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	730	729
Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	500	499
		1,228
Commercial Services & Supplies — 0.0% ^
CoreCivic, Inc. 8.25%, 4/15/2029	1,015	1,058
Consumer Finance — 6.6%
American Express Co.
(SOFRINDX + 0.65%), 4.29%, 11/4/2026 (b)	140	140
(SOFRINDX + 0.97%), 4.61%, 7/28/2027 (b)	4,396	4,400
(SOFRINDX + 1.00%), 4.63%, 2/16/2028 (b)	35,083	35,201
(SOFR + 0.93%), 4.57%, 7/26/2028 (b)	20,625	20,703
(SOFR + 0.59%), 4.23%, 2/9/2029 (b)	9,230	9,240
American Honda Finance Corp.
(SOFR + 0.65%), 4.29%, 7/15/2026 (b)	22,900	22,910
(SOFRINDX + 0.72%), 4.37%, 10/5/2026 (b)	13,408	13,422
(SOFR + 0.60%), 4.25%, 10/6/2026 (b)	16,540	16,565
(SOFR + 0.75%), 4.39%, 1/15/2027 (b)	15,862	15,888
(SOFR + 0.73%), 4.39%, 3/8/2027 (b)	33,350	33,404
(SOFR + 0.77%), 4.42%, 3/12/2027 (b)	13,450	13,477
(SOFR + 0.71%), 4.35%, 7/9/2027 (b)	11,950	11,950
Series A, (SOFR + 0.65%), 4.28%, 11/19/2027 (b)	15,450	15,440
(SOFR + 0.82%), 4.48%, 3/3/2028 (b)	5,469	5,476
Series A, (SOFRINDX + 0.93%), 4.57%, 4/10/2028 (b)	18,470	18,497

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
(SOFR + 0.90%), 4.56%, 9/1/2028 (b)	18,830	18,858
Caterpillar Financial Services Corp.
(SOFR + 0.69%), 4.33%, 10/16/2026 (b)	28,200	28,246
(SOFR + 0.38%), 4.03%, 1/7/2027 (b)	12,574	12,582
(SOFR + 0.52%), 4.15%, 5/14/2027 (b)	12,964	12,991
(SOFR + 0.53%), 4.18%, 7/7/2027 (b)	8,260	8,275
(SOFR + 0.56%), 4.19%, 11/15/2027 (b)	23,000	23,056
(SOFR + 0.40%), 4.04%, 1/10/2028 (b)	13,770	13,774
(SOFR + 0.52%), 4.18%, 3/3/2028 (b)	9,764	9,773
Series L, (SOFR + 0.43%), 4.06%, 5/15/2028 (b)	13,730	13,730
(SOFR + 0.49%), 4.12%, 2/23/2029 (b)	13,850	13,862
Ford Motor Credit Co. LLC 3.82%, 11/2/2027	2,695	2,655
John Deere Capital Corp.
(SOFR + 0.79%), 4.37%, 6/8/2026 (b)	14,634	14,636
(SOFR + 0.40%), 3.93%, 1/5/2027 (b)	20,710	20,716
(SOFR + 0.60%), 4.16%, 4/19/2027 (b)	8,483	8,489
(SOFR + 0.60%), 4.18%, 6/11/2027 (b)	10,581	10,611
(SOFR + 0.68%), 4.25%, 7/15/2027 (b)	23,650	23,744
(SOFR + 0.50%), 4.08%, 3/6/2028 (b)	4,430	4,435
Series I, (SOFR + 0.55%), 4.13%, 3/9/2029 (b)	9,230	9,236
Toyota Motor Credit Corp.
(SOFR + 0.77%), 4.40%, 8/7/2026 (b)	165	165
(SOFR + 0.47%), 4.11%, 1/8/2027 (b)	9,123	9,133
(SOFR + 0.65%), 4.30%, 3/19/2027 (b)	23,000	23,063
(SOFR + 0.71%), 4.34%, 5/14/2027 (b)	21,331	21,415
(SOFR + 0.50%), 4.01%, 8/25/2027 (b)	25,596	25,608
Series B, (SOFRINDX + 0.45%), 4.10%, 1/12/2028 (b)	25,390	25,414
Series B, (SOFRINDX + 0.48%), 4.11%, 5/12/2028 (b)	18,310	18,338
		609,518
Consumer Staples Distribution & Retail — 0.7%
Walmart, Inc.
(SOFRINDX + 0.43%), 4.07%, 4/28/2027 (b)	35,753	35,840
(SOFRINDX + 0.40%), 4.03%, 4/30/2029 (b)	30,950	30,976
		66,816
Containers & Packaging — 0.0% ^
Mauser Packaging Solutions Holding Co. 7.88%, 4/15/2030 (a)	845	853
Diversified Telecommunication Services — 0.0% ^
CCO Holdings LLC
5.13%, 5/1/2027 (a)	87	87
5.00%, 2/1/2028 (a)	4,140	4,099
		4,186
Electric Utilities — 2.0%
Emera, Inc. (Canada) Series 16-A, (3-MONTH SOFR + 5.44%), 6.75%, 6/15/2076 (b)	90,188	90,208
Georgia Power Co.
(SOFRINDX + 0.28%), 3.94%, 9/15/2026 (b)	33,293	33,294

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
(SOFRINDX + 0.42%), 4.04%, 11/22/2027 (b)	18,320	18,362
NextEra Energy Capital Holdings, Inc.
4.69%, 9/1/2027	9,190	9,230
(SOFRINDX + 0.80%), 4.44%, 2/4/2028 (b)	37,826	37,989
		189,083
Entertainment — 0.5%
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (a)	3,255	3,258
4.75%, 10/15/2027 (a)	3,690	3,676
Walt Disney Co. (The) (SOFRINDX + 0.47%), 4.13%, 3/14/2029 (b)	36,910	36,922
		43,856
Financial Services — 1.7%
Mastercard, Inc. (SOFRINDX + 0.44%), 4.10%, 3/15/2028 (b)	20,656	20,660
National Rural Utilities Cooperative Finance Corp.
(SOFR + 0.33%), 3.96%, 10/30/2026 (b)	16,450	16,458
(SOFR + 0.58%), 4.20%, 11/22/2026 (b)	36,495	36,552
(SOFR + 0.80%), 4.44%, 2/5/2027 (b)	26,735	26,802
Series D, (SOFRINDX + 0.43%), 4.07%, 8/9/2027 (b)	16,480	16,486
(SOFR + 0.82%), 4.48%, 9/16/2027 (b)	13,800	13,864
PayPal Holdings, Inc. (SOFR + 0.67%), 4.32%, 3/6/2028 (b)	25,917	25,970
		156,792
Ground Transportation — 0.0% ^
Avis Budget Car Rental LLC 5.75%, 7/15/2027 (a)	759	759
Hertz Corp. (The), Escrow 5.50%, 10/15/2024 ‡ (a) (h)	1,753	—
		759
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories (SOFRINDX + 0.50%), 4.16%, 3/9/2029 (b)	27,700	27,696
Health Care Providers & Services — 0.6%
HCA, Inc. (SOFR + 0.87%), 4.53%, 3/1/2028 (b)	15,822	15,860
Tenet Healthcare Corp. 5.13%, 11/1/2027	6,530	6,536
UnitedHealth Group, Inc. (SOFR + 0.50%), 4.14%, 7/15/2026 (b)	36,855	36,865
		59,261
Health Care Technology — 0.0% ^
IQVIA, Inc.
5.00%, 10/15/2026 (a)	275	275
5.00%, 5/15/2027 (a)	3,935	3,933
		4,208
Independent Power and Renewable Electricity Producers — 0.1%
Constellation Energy Generation LLC (SOFR + 0.60%), 4.24%, 1/8/2028 (b)	6,440	6,437
Industrial Conglomerates — 0.2%
Siemens Funding BV (Germany) (SOFR + 0.64%), 4.27%, 5/26/2028 (a) (b)	16,380	16,439
Interactive Media & Services — 0.2%
Alphabet, Inc. (SOFR + 0.52%), 4.15%, 11/15/2028 (b)	19,105	19,183

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
IT Services — 0.0% ^
Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	900	902
Machinery — 0.3%
Daimler Truck Finance North America LLC (Germany)
(SOFR + 0.96%), 4.53%, 9/25/2027 (a) (b)	9,560	9,583
(SOFR + 0.84%), 4.49%, 1/13/2028 (a) (b)	13,750	13,761
		23,344
Media — 0.1%
CSC Holdings LLC
6.50%, 2/1/2029 (a)	1,075	632
5.75%, 1/15/2030 (a)	1,595	408
DISH DBS Corp.
7.75%, 7/1/2026	1,820	1,811
5.25%, 12/1/2026 (a)	2,350	2,341
iHeartCommunications, Inc.
9.13%, 5/1/2029 (a)	2,601	2,521
10.88%, 5/1/2030 (a)	900	765
Nexstar Media, Inc. 4.75%, 11/1/2028 (a)	2,100	2,067
		10,545
Metals & Mining — 0.3%
Glencore Funding LLC (Australia)
(SOFRINDX + 0.75%), 4.39%, 10/1/2026 (a) (b)	13,850	13,866
(SOFRINDX + 1.06%), 4.71%, 4/4/2027 (a) (b)	13,390	13,440
		27,306
Multi-Utilities — 0.4%
Consolidated Edison Co. of New York, Inc. (SOFRINDX + 0.52%), 4.15%, 11/18/2027 (b)	36,414	36,477
Oil, Gas & Consumable Fuels — 0.7%
Chevron USA, Inc.
(SOFRINDX + 0.36%), 3.99%, 2/26/2027 (b)	27,222	27,248
(SOFRINDX + 0.47%), 4.10%, 2/26/2028 (b)	15,209	15,251
(SOFR + 0.57%), 4.20%, 8/13/2028 (b)	19,750	19,826
Expand Energy Corp., Escrow 5.50%, 9/15/2026 ‡ (h)	5,690	—
Permian Resources Operating LLC 9.88%, 7/15/2031 (a)	779	822
		63,147
Personal Care Products — 0.0% ^
ESC SANCHEZ 8.88%, 3/15/2070 ‡ (a) (h)	3,888	—
Pharmaceuticals — 2.0%
1261229 BC Ltd. 10.00%, 4/15/2032 (a)	2,860	2,928
Eli Lilly & Co.
(SOFRINDX + 0.35%), 3.97%, 5/20/2028 (b)	36,600	36,616
(SOFR + 0.53%), 4.17%, 10/15/2028 (b)	19,608	19,670
(SOFRINDX + 0.46%), 4.08%, 5/20/2029 (b)	13,730	13,738
GlaxoSmithKline Capital plc (United Kingdom) (SOFR + 0.50%), 4.15%, 3/12/2027 (b)	36,800	36,866
Merck & Co., Inc.
(SOFR + 0.46%), 4.12%, 9/15/2027 (b)	6,909	6,919

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Pharmaceuticals — continued
(SOFR + 0.57%), 4.23%, 3/15/2029 (b)	9,160	9,186
Novartis Capital Corp.
(SOFR + 0.52%), 4.16%, 11/5/2028 (b)	12,370	12,391
(SOFRINDX + 0.65%), 4.30%, 3/16/2029 (b)	13,890	13,934
Pfizer, Inc. (SOFR + 0.50%), 4.13%, 11/15/2027 (b)	6,426	6,443
Roche Holdings, Inc. (SOFR + 0.74%), 4.37%, 11/13/2026 (a) (b)	19,417	19,462
Sanofi SA (SOFR + 0.46%), 4.10%, 11/3/2027 (b)	4,600	4,611
		182,764
Software — 0.5%
Oracle Corp. (SOFR + 0.76%), 4.40%, 8/3/2028 (b)	44,560	44,211
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	290	290
		44,501
Specialized REITs — 0.5%
Public Storage Operating Co. (SOFRINDX + 0.70%), 4.34%, 4/16/2027 (b)	48,082	48,164
Specialty Retail — 0.0%
Escrow Rite Aid 0.00%, 12/31/2049 ‡ (h)	129	— (i)
Technology Hardware, Storage & Peripherals — 0.2%
Hewlett Packard Enterprise Co. (SOFR + 0.96%), 4.62%, 9/15/2028 (b)	18,340	18,425
Tobacco — 0.1%
Philip Morris International, Inc. (SOFR + 0.83%), 4.46%, 4/28/2028 (b)	10,000	10,063
Total Corporate Bonds (Cost $4,025,725)		4,028,094
Mortgage-Backed Securities — 22.2%
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 6.00%, 6/25/2056 (j) (Cost $2,064,832)	2,024,000	2,066,646
Collateralized Mortgage Obligations — 4.6%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 5A1, 5.15%, 9/25/2035 (k)	—	—
Series 2005-10, Class 1A21, 5.43%, 1/25/2036 (k)	331	316
Alternative Loan Trust
Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	35	34
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	29	27
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	167	138
Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	153	138
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	12	12
Series 2006-24CB, Class A23, 6.00%, 8/25/2036	—	—
Series 2006-28CB, Class A17, 6.00%, 10/25/2036	—	—
Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	283	136
Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	—	—
American Home Mortgage Assets Trust Series 2006-2, Class 2A1, 4.08%, 9/25/2046 (k)	—	—
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059 (a) (k)	753	738
Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (k)	2,907	2,644
Series 2020-3, Class A1, 1.69%, 4/25/2065 (a) (k)	6,000	5,751

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2022-2, Class A1, 4.08%, 1/25/2067 (a) (k)	6,298	5,951
Series 2022-3, Class A1, 5.00%, 1/25/2067 (a)	8,324	8,037
Series 2024-1, Class A1, 5.21%, 8/25/2068 (a) (l)	5,385	5,375
Series 2024-11, Class A1, 5.70%, 8/25/2069 (a) (l)	4,265	4,287
Series 2024-11, Class A3, 6.06%, 8/25/2069 (a) (l)	1,623	1,630
Series 2024-9, Class A1, 5.14%, 9/25/2069 (a) (l)	6,561	6,554
Series 2024-10, Class A1, 5.35%, 10/25/2069 (a) (l)	1,456	1,458
Banc of America Alternative Loan Trust Series 2006-4, Class 2A1, 6.00%, 3/25/2029	204	187
Banc of America Funding Trust
Series 2006-1, Class 2A1, 5.50%, 1/25/2036	150	133
Series 2006-D, Class 5A2, 4.84%, 5/20/2036 (k)	256	222
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	—	—
Barclays Mortgage Loan Trust Series 2021-NQM1, Class A1, 1.75%, 9/25/2051 (a) (k)	3,281	3,001
Bear Stearns ARM Trust Series 2005-12, Class 22A1, 6.06%, 2/25/2036 (k)	—	—
Bravo Residential Funding Trust Series 2025-NQM3, Class A1, 5.57%, 3/25/2065 (a) (l)	10,147	10,198
BRAVO Residential Funding Trust
Series 2023-NQM1, Class A1, 5.76%, 1/25/2063 (a) (l)	5,374	5,355
Series 2023-NQM1, Class A2, 6.35%, 1/25/2063 (a) (l)	1,416	1,411
Chase Mortgage Finance Trust Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	—	—
CHL Mortgage Pass-Through Trust
Series 2005-21, Class A2, 5.50%, 10/25/2035	236	122
Series 2006-15, Class A1, 6.25%, 10/25/2036	—	—
Series 2006-20, Class 1A36, 5.75%, 2/25/2037	349	141
Series 2007-5, Class A6, 4.05%, 5/25/2037 (k)	—	—
Citigroup Mortgage Loan Trust Series 2014-10, Class 4A1, 3.94%, 2/25/2037 (a) (k)	138	138
COLT Mortgage Loan Trust
Series 2023-3, Class A1, 7.18%, 9/25/2068 (a) (l)	4,956	4,974
Series 2025-8, Class A1, 5.48%, 8/25/2070 (a) (l)	5,592	5,614
Series 2025-6, Class A1, 5.53%, 8/25/2070 (a) (l)	16,824	16,894
Series 2026-1, Class A1F, 4.71%, 2/25/2071 (a) (k)	19,559	19,556
Series 2026-4, Class A1, 5.29%, 6/25/2071 (a) (k)	2,000	1,998
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1B1, 7.13%, 10/25/2039 (a) (k)	10,266	10,343
Series 2021-R01, Class 1M2, 5.16%, 10/25/2041 (a) (k)	5,432	5,439
Series 2022-R01, Class 1M1, 4.61%, 12/25/2041 (a) (k)	1,067	1,067
Series 2021-R03, Class 1M2, 5.26%, 12/25/2041 (a) (k)	18,868	18,932
Series 2022-R04, Class 1M2, 6.71%, 3/25/2042 (a) (k)	12,435	12,632
Series 2022-R05, Class 2M1, 5.51%, 4/25/2042 (a) (k)	92	92
Series 2023-R04, Class 1M1, 5.91%, 5/25/2043 (a) (k)	6,067	6,154
Series 2023-R08, Class 1M1, 5.11%, 10/25/2043 (a) (k)	1,699	1,701
Series 2024-R01, Class 1M1, 4.66%, 1/25/2044 (a) (k)	265	265
Series 2024-R02, Class 1M1, 4.71%, 2/25/2044 (a) (k)	2,073	2,073
Series 2024-R04, Class 1M1, 4.71%, 5/25/2044 (a) (k)	335	335
Series 2025-R04, Class 1M1, 4.81%, 5/25/2045 (a) (k)	5,170	5,173
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-7, Class 3A1, 5.00%, 8/25/2020	7	6
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	—	—
Deephaven Residential Mortgage Trust Series 2021-3, Class A1, 1.19%, 8/25/2066 (a) (k)	9,427	8,345

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1, 4.00%, 3/25/2037 (k)	—	—
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 3.49%, 2/25/2020 (k)	37	36
Series 2005-1, Class 1A1, 4.20%, 2/25/2035 (k)	—	—
EFMT Series 2025-NQM1, Class A1, 5.67%, 1/25/2070 (a) (k)	6,257	6,285
FHLMC STACR REMIC Trust
Series 2021-DNA5, Class M2, 5.26%, 1/25/2034 (a) (k)	3,112	3,119
Series 2021-DNA6, Class M2, 5.11%, 10/25/2041 (a) (k)	19,251	19,283
Series 2022-DNA2, Class M1A, 4.91%, 2/25/2042 (a) (k)	2,074	2,075
Series 2022-DNA2, Class M1B, 6.01%, 2/25/2042 (a) (k)	3,510	3,543
Series 2022-HQA1, Class M1A, 5.71%, 3/25/2042 (a) (k)	549	549
Series 2022-DNA3, Class M1B, 6.51%, 4/25/2042 (a) (k)	16,894	17,165
Series 2023-DNA1, Class M1A, 5.71%, 3/25/2043 (a) (k)	1,274	1,288
Series 2024-DNA1, Class M1, 4.96%, 2/25/2044 (a) (k)	1,179	1,179
Series 2024-DNA2, Class M1, 4.81%, 5/25/2044 (a) (k)	9,092	9,092
Series 2024-DNA3, Class M2, 5.06%, 10/25/2044 (a) (k)	595	595
Series 2025-DNA1, Class M1, 4.66%, 1/25/2045 (a) (k)	5,026	5,023
FNMA, REMIC Series 2021-47, Class QI, IO, 2.50%, 10/25/2049	32,976	3,837
GCAT Trust
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059 (a) (k)	1,348	1,326
Series 2020-NQM1, Class A1, 3.25%, 1/25/2060 (a) (l)	1,063	1,052
Series 2025-NQM1, Class A1, 5.37%, 11/25/2069 (a) (l)	4,408	4,412
Series 2025-NQM5, Class A1, 4.98%, 8/25/2070 (a) (k)	12,386	12,308
GSR Mortgage Loan Trust Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	—	—
HarborView Mortgage Loan Trust Series 2007-1, Class 2A1A, 3.99%, 3/19/2037 (k)	—	—
Impac CMB Trust Series 2004-6, Class 1A2, 4.48%, 10/25/2034 (k)	—	—
JPMorgan Seasoned Mortgage Trust Series 2014-1, Class A2, 4.20%, 5/25/2033 (a) (k)	1,635	1,620
Lehman Mortgage Trust Series 2006-4, Class 3A1, 5.00%, 8/25/2021	4	4
MASTR Alternative Loan Trust Series 2005-5, Class 3A1, 5.75%, 8/25/2035	—	—
MFA Trust Series 2023-INV2, Class A1, 6.77%, 10/25/2058 (a) (l)	3,479	3,489
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 3/25/2034 (a)	630	578
New Residential Mortgage Loan Trust Series 2018-RPL1, Class A1, 3.50%, 12/25/2057 (a) (k)	6,915	6,709
NYMT Loan Trust Series 2024-INV1, Class A1, 5.38%, 6/25/2069 (a) (k)	3,994	4,002
OBX Trust
Series 2022-NQM7, Class A1, 5.11%, 8/25/2062 (a) (l)	5,915	5,900
Series 2023-NQM3, Class A1, 5.95%, 2/25/2063 (a) (l)	6,481	6,461
Series 2023-NQM5, Class A1A, 6.57%, 6/25/2063 (a) (l)	2,584	2,577
Series 2023-NQM10, Class A1, 6.46%, 10/25/2063 (a) (l)	1,207	1,211
Series 2024-NQM13, Class A3, 5.42%, 6/25/2064 (a) (l)	2,185	2,181
Series 2024-NQM11, Class A3, 6.23%, 6/25/2064 (a) (l)	5,606	5,644
Series 2024-NQM12, Class A1, 5.47%, 7/25/2064 (a) (l)	4,474	4,486
Series 2025-NQM5, Class A1, 5.52%, 3/25/2065 (a) (l)	11,320	11,365
Series 2025-NQM6, Class A1, 5.60%, 3/25/2065 (a) (l)	3,385	3,403
Series 2025-NQM14, Class A1F, 4.81%, 7/25/2065 (a) (k)	3,749	3,756
Series 2025-NQM15, Class A1F, 4.76%, 7/27/2065 (a) (k)	4,531	4,539
Series 2025-NQM16, Class A1F, 4.76%, 8/25/2065 (a) (k)	2,802	2,807
Series 2025-NQM18, Class A1, 5.06%, 9/25/2065 (a) (k)	2,581	2,573
Series 2026-NQM1, Class A1F, 4.86%, 11/25/2065 (a) (k)	8,956	8,949

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-NQM1, Class A1, 1.07%, 2/25/2066 (a) (k)	6,816	6,059
PRPM Trust Series 2024-NQM1, Class A1, 6.27%, 12/25/2068 (a) (l)	1,681	1,689
RALI Trust Series 2006-QS18, Class 3A3, 5.75%, 12/25/2036	8	3
Residential Asset Securitization Trust Series 2006-R1, Class A2, 4.10%, 1/25/2046 (k)	—	—
RFMSI Trust
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	—	—
Series 2006-SA4, Class 2A1, 5.41%, 11/25/2036 (k)	343	292
Santander Mortgage Asset Receivable Trust
Series 2025-NQM1, Class A1, 5.55%, 1/25/2065 (a) (l)	7,221	7,244
Series 2025-NQM2, Class A1, 5.73%, 2/25/2065 (a) (l)	6,118	6,153
Starwood Mortgage Residential Trust
Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (k)	101	101
Series 2022-2, Class A1, 4.17%, 2/25/2067 (a) (k)	3,249	3,105
Series 2022-4, Class A1, 5.19%, 5/25/2067 (a) (l)	20,824	20,760
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 4.70%, 5/25/2058 (a) (k)	2,566	2,609
Verus Securitization Trust
Series 2021-6, Class A1, 1.63%, 10/25/2066 (a) (k)	7,129	6,231
Series 2024-7, Class A1, 5.10%, 9/25/2069 (a) (k)	6,153	6,148
Series 2025-7, Class A1, 5.13%, 8/25/2070 (a) (l)	8,541	8,535
Visio Trust Series 2022-1, Class A1, 5.76%, 8/25/2057 (a) (l)	1,850	1,846
Vista Point Securitization Trust Series 2020-2, Class A1, 1.47%, 4/25/2065 (a) (k)	962	941
Total Collateralized Mortgage Obligations (Cost $430,621)		431,864
Convertible Bonds — 3.8%
Aerospace & Defense — 0.0% ^
MTU Aero Engines AG (Germany) Zero Coupon, 7/15/2033 (f)	2,300	2,577
Automobiles — 0.0% ^
Nissan Motor Co. Ltd. (Japan) 1.00%, 7/15/2031 (f)	220,000	1,666
Banks — 0.3%
Barclays Bank plc (United Kingdom) Series MSFT, 1.00%, 2/16/2029	9,857	10,491
BofA Finance LLC 0.60%, 5/25/2027	4,436	5,252
Goldman Sachs Finance Corp. International Ltd. Zero Coupon, 11/6/2028 (f)	4,400	4,169
Morgan Stanley Finance LLC Series 0001, Zero Coupon, 3/21/2028 (f)	2,500	4,805
		24,717
Biotechnology — 0.2%
Alnylam Pharmaceuticals, Inc. Zero Coupon, 9/15/2028 (a)	6,382	5,879
BioMarin Pharmaceutical, Inc. 1.25%, 5/15/2027	6,774	6,574
Halozyme Therapeutics, Inc. 0.25%, 3/1/2027	6,433	6,682
		19,135
Broadline Retail — 0.2%
Etsy, Inc. 0.13%, 9/1/2027	3,617	3,409
JD.com, Inc. (China) 0.25%, 6/1/2029	2,549	2,573
Match Group Financeco 3, Inc. 2.00%, 1/15/2030 (a)	9,042	8,165
Sea Ltd. (Singapore) 0.25%, 9/15/2026	1,721	1,699
		15,846

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
Capital Markets — 0.1%
Coinbase Global, Inc. 0.25%, 4/1/2030	2,647	2,568
Euronext NV (Netherlands) 1.50%, 5/30/2032 (f)	1,400	1,672
Orpar SA (France) 2.00%, 2/7/2031 (f)	4,700	5,198
		9,438
Chemicals — 0.1%
Kansai Paint Co. Ltd. (Japan) Zero Coupon, 3/8/2029 (f)	820,000	5,406
Construction & Engineering — 0.0% ^
Vinci SA (France) 0.70%, 2/18/2030 (f)	3,600	4,487
Consumer Finance — 0.0% ^
SoFi Technologies, Inc. Zero Coupon, 10/15/2026 (a)	3,008	3,102
Diversified Telecommunication Services — 0.1%
Cellnex Telecom SA (Spain) 0.50%, 7/5/2028 (f)	3,800	4,662
Electrical Equipment — 0.1%
Legrand SA (France) 1.50%, 6/23/2033 (f)	3,600	4,893
Schneider Electric SE Series SUFP, 1.63%, 6/28/2031 (f)	4,800	6,376
		11,269
Electronic Equipment, Instruments & Components — 0.1%
Itron, Inc. 1.38%, 7/15/2030	1,950	1,902
Taiyo Yuden Co. Ltd. (Japan) Zero Coupon, 10/18/2030 (f)	460,000	9,813
		11,715
Entertainment — 0.1%
Live Nation Entertainment, Inc. 2.88%, 1/15/2030	5,420	6,198
Financial Services — 0.4%
Affirm Holdings, Inc. 0.75%, 12/15/2029	3,267	3,613
Block, Inc. 0.25%, 11/1/2027	8,186	7,756
Citigroup Global Markets Funding Luxembourg SCA Zero Coupon, 3/15/2028 (f)	7,100	8,764
Citigroup Global Markets Holdings, Inc.
1.00%, 4/9/2029 (f)	5,600	6,098
0.80%, 2/5/2030 (f)	5,200	6,429
Global Payments, Inc. 1.50%, 3/1/2031	1,645	1,484
Shift4 Payments, Inc. 0.50%, 8/1/2027	1,278	1,209
		35,353
Ground Transportation — 0.1%
Grab Holdings Ltd. (Singapore) Zero Coupon, 6/15/2030 (f)	4,491	4,304
Uber Technologies, Inc. Zero Coupon, 5/15/2028	1,660	1,983
		6,287
Health Care Equipment & Supplies — 0.2%
Dexcom, Inc. 0.38%, 5/15/2028	8,714	8,161
Envista Holdings Corp. 1.75%, 8/15/2028	4,201	4,110
Integer Holdings Corp. 2.13%, 2/15/2028	3,027	3,596
		15,867
Health Care Providers & Services — 0.1%
Fresenius SE & Co. KGaA (Germany) 0.00%, 3/11/2028 (f)	4,200	4,740

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
Hotels, Restaurants & Leisure — 0.2%
DoorDash, Inc. Zero Coupon, 5/15/2030 (a)	7,164	6,732
DraftKings Holdings, Inc. Zero Coupon, 3/15/2028	6,934	6,383
Wynn Macau Ltd. 4.50%, 3/7/2029 (a)	6,601	6,594
		19,709
Household Durables — 0.0% ^
Meritage Homes Corp. 1.75%, 5/15/2028	3,348	3,274
Industrial REITs — 0.1%
Rexford Industrial Realty LP
4.38%, 3/15/2027 (a)	2,543	2,534
4.13%, 3/15/2029 (a)	4,984	4,912
		7,446
Interactive Media & Services — 0.2%
Baidu, Inc. (China) Zero Coupon, 3/12/2032 (f)	7,100	6,450
Snap, Inc.
0.75%, 8/1/2026	3,508	3,480
0.13%, 3/1/2028	3,671	3,345
0.50%, 5/1/2030	2,659	2,220
		15,495
IT Services — 0.1%
Cloudflare, Inc. Zero Coupon, 6/15/2030 (a)	4,487	5,628
Snowflake, Inc. Zero Coupon, 10/1/2027	1,342	2,255
Wix.com Ltd. (Israel) Zero Coupon, 9/15/2030 (a)	5,866	4,547
		12,430
Life Sciences Tools & Services — 0.0% ^
QIAGEN NV 2.50%, 9/10/2031 (f)	3,000	2,980
Metals & Mining — 0.0% ^
JFE Holdings, Inc. (Japan) Zero Coupon, 9/28/2028 (f)	740,000	4,547
Office REITs — 0.0% ^
Boston Properties LP 2.00%, 10/1/2030 (a)	1,897	1,782
Passenger Airlines — 0.0% ^
ANA Holdings, Inc. (Japan) Zero Coupon, 12/10/2031 (f)	160,000	1,150
Pharmaceuticals — 0.1%
Zoetis, Inc. 0.25%, 6/15/2029 (a)	6,770	6,198
Real Estate Management & Development — 0.1%
LEG Immobilien SE (Germany) 0.40%, 6/30/2028 (f)	2,300	2,520
Vonovia SE (Germany) Series A, Zero Coupon, 5/20/2030 (f)	2,900	3,237
		5,757
Retail REITs — 0.0% ^
Federal Realty OP LP 3.25%, 1/15/2029 (a)	1,560	1,680
Semiconductors & Semiconductor Equipment — 0.2%
Microchip Technology, Inc. 0.75%, 6/1/2030	10,238	11,306
ON Semiconductor Corp. 0.50%, 3/1/2029	2,494	3,378

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
Semiconductors & Semiconductor Equipment — continued
Rohm Co. Ltd. (Japan) Zero Coupon, 4/24/2029 (f)	320,000	3,650
STMicroelectronics NV (Singapore) Series B, Zero Coupon, 8/4/2027 (f)	2,400	3,683
		22,017
Software — 0.6%
Bentley Systems, Inc. 0.38%, 7/1/2027	7,157	6,849
BILL Holdings, Inc. Zero Coupon, 4/1/2030	4,141	3,639
Check Point Software Technologies Ltd. (Israel) Zero Coupon, 12/15/2030 (a)	5,781	5,402
Commvault Systems, Inc. Zero Coupon, 9/15/2030 (a)	2,823	2,599
Datadog, Inc. Zero Coupon, 12/1/2029	3,227	4,460
Dropbox, Inc. Zero Coupon, 3/1/2028	4,862	4,852
Nutanix, Inc. 0.50%, 12/15/2029	7,152	7,088
Unity Software, Inc. Zero Coupon, 11/15/2026	3,768	3,683
Workiva, Inc. 1.25%, 8/15/2028	1,325	1,234
Xero Investments Ltd. (New Zealand) 1.63%, 6/12/2031 (f)	4,378	4,013
Zscaler, Inc. Zero Coupon, 7/15/2028 (a)	8,931	8,195
		52,014
Specialty Retail — 0.1%
Anllian Capital 2 Ltd. (China) Zero Coupon, 12/5/2029 (f)	7,500	8,446
Zalando SE (Germany) Series B, 0.63%, 8/6/2027 (f)	3,000	3,392
		11,838
Total Convertible Bonds (Cost $332,564)		350,782
Loan Assignments — 0.4% (m)
Aerospace & Defense — 0.0% ^
TransDigm, Inc., 1st Lien Term Loan J (1-MONTH CME TERM SOFR + 2.50%), 6.12%, 2/28/2031 (b)	423	424
Automobile Components — 0.0% ^
Adient US LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.00%), 5.62%, 1/31/2031 (b)	564	563
DexKo Global, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.50%), 8.16%, 10/6/2031 (b)	1,024	998
		1,561
Broadline Retail — 0.0% ^
Shutterfly Finance LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.00%), 9.65%, 10/1/2027 (b)	99	99
Shutterfly Finance LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 8.66%, 10/1/2027 (b)	230	228
		327
Building Products — 0.0% ^
Quikrete Holdings, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.25%), 5.87%, 3/19/2029 (b)	805	806
Chemicals — 0.1%
Ecovyst Catalyst Technologies LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 5.66%, 6/12/2031 (b)	614	617
INEOS US Finance LLC, 1st Lien Term Loan (Luxembourg) (1-MONTH CME TERM SOFR + 3.25%), 6.90%, 2/18/2030 (b)	1,777	1,682
Venator Materials LLC, 1st Lien Term Loan
(PRIME + 7.00% (PIK)), 13.75%, 10/12/2028 (b) (g)	656	56
(PRIME + 7.00% (PIK)), 13.75%, 10/12/2028 (b) (g)	310	248
Venator Materials LLC, 1st Lien Term Loan B (PRIME + 7.00% (PIK)), 13.75%, 7/16/2026 (b) (g)	311	249
		2,852

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Commercial Services & Supplies — 0.0% ^
APi Group DE, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 1.75%), 5.38%, 5/16/2033 (b)	477	477
Enviri Corp., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%; PRIME + 1.25% + 2.25%), 6.43%, 6/9/2028 (b)	459	458
Garda World Security Corp., 1st Lien Term Loan (Canada) (3-MONTH CME TERM SOFR + 2.75%), 6.42%, 2/1/2029 (b)	288	288
Guardian US Holdco LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 6.95%, 1/31/2030 (b)	340	338
Prime Security Services Borrower LLC, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.00%), 5.65%, 10/15/2030 (b)	432	431
		1,992
Consumer Staples Distribution & Retail — 0.1%
Moran Foods LLC, 1st Lien Super Senior Delayed Draw Term Loan (15.83% (PIK)), 15.24%, 6/30/2026 ‡ (g) (k)	101	96
Moran Foods LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 7.25%), 11.02%, 12/29/2028 ‡ (b)	4,284	912
(3-MONTH CME TERM SOFR + 7.25%), 11.02%, 12/29/2028 ‡ (b)	3,196	—
(3-MONTH CME TERM SOFR + 12.13% (PIK)), 15.79%, 1/2/2029 ‡ (b) (g)	815	774
Moran Foods LLC, 1st Lien Term Loan A (3-MONTH CME TERM SOFR + 6.13% (PIK)), 9.79%, 1/2/2029 ‡ (b) (g)	866	823
Utz Quality Foods LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 6.20%, 1/29/2032 (b)	211	211
		2,816
Containers & Packaging — 0.0% ^
Mauser Packaging Solutions Holding Co., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 7.15%, 4/15/2030 (b) (n)	50	49
Trident TPI Holdings, Inc., 1st Lien Term Loan B-7 (3-MONTH CME TERM SOFR + 3.75%), 7.45%, 9/15/2028 (b)	580	560
		609
Diversified Consumer Services — 0.0% ^
St. George's University Scholastic Services LLC, 1st Lien Term Loan (Canada) (1-MONTH CME TERM SOFR + 2.75%), 6.40%, 2/12/2029 (b)	715	706
Diversified Telecommunication Services — 0.0% ^
Altice France SA, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 6.88%), 10.55%, 5/30/2031 (b)	213	216
Electric Utilities — 0.0% ^
Constellation Renewables LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 5.67%, 12/15/2027 (b)	741	739
Entertainment — 0.0% ^
Crown Finance US, Inc., 1st Lien Term Loan (United Kingdom) (1-MONTH CME TERM SOFR + 4.50%), 8.15%, 12/2/2031 (b)	990	991
Ground Transportation — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (12-MONTH CME TERM SOFR + 2.25%), 5.67%, 8/15/2030 (b)	703	705
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 2.25%), 5.95%, 8/15/2030 (b)	129	129
Hertz Corp. (The), 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 7.43%, 6/30/2028 (b)	1,049	811
Hertz Corp. (The), 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.50%), 7.43%, 6/30/2028 (b)	207	160
		1,805
Health Care Equipment & Supplies — 0.0% ^
Bausch + Lomb Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 7.40%, 1/15/2031 (b)	714	716
Health Care Providers & Services — 0.0% ^
MED ParentCo LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 6.62%, 4/15/2031 (b)	353	354
US Renal Care, Inc., 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 5.00%), 8.73%, 6/28/2028 (b)	1,102	1,076
		1,430

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Hotels, Restaurants & Leisure — 0.0% ^
Whatabrands LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 6.15%, 8/3/2028 (b)	909	911
Insurance — 0.0% ^
Asurion LLC, 1st Lien Term Loan B-14 (3-MONTH CME TERM SOFR + 3.75%), 7.41%, 2/23/2033 (b)	609	594
HUB International Ltd., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.25%), 5.92%, 6/20/2030 (b)	537	539
USI, Inc., 1st Lien Term Loan D (3-MONTH CME TERM SOFR + 2.25%), 5.95%, 11/21/2029 (b)	180	179
		1,312
IT Services — 0.0% ^
Arches Buyer, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 6.97%, 12/6/2027 (b)	192	192
Indy US Holdco LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.25%), 5.90%, 10/31/2030 (b)	402	400
Virtusa Corp., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 6.90%, 2/15/2029 (b)	230	218
		810
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan, 0.00%, 12/31/2026 ‡ (h) (k)	2,243	22
Life Sciences Tools & Services — 0.0% ^
PAREXEL International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 6.12%, 12/12/2031 (b)	968	969
Machinery — 0.0% ^
TK Elevator Midco GmbH, 1st Lien Term Loan B-1 (Germany) (6-MONTH CME TERM SOFR + 2.75%), 6.38%, 4/30/2030 (b)	354	357
Media — 0.0% ^
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.00%), 7.73%, 8/23/2028 (b)	570	571
EW Scripps Co. (The), 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 3.35%), 7.07%, 11/30/2029 (b)	163	158
iHeartCommunications, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.78%), 9.51%, 5/1/2029 (b)	1,675	1,592
		2,321
Oil, Gas & Consumable Fuels — 0.0% ^
Buckeye Partners LP, 1st Lien Term Loan B-7 (1-MONTH CME TERM SOFR + 1.75%), 5.37%, 11/22/2032 (b)	434	436
Whitewater Whistler Holdings LLC, 1st Lien Term Loan B-3 (3-MONTH CME TERM SOFR + 1.75%), 5.50%, 2/15/2030 (b)	549	550
		986
Personal Care Products — 0.0% ^
Conair Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 7.48%, 5/17/2028 (b)	584	480
Knowlton Development Corp., Inc., 1st Lien Term Loan (Canada) (1-MONTH CME TERM SOFR + 3.50%), 7.15%, 8/15/2028 (b)	329	326
		806
Pharmaceuticals — 0.0% ^
Jazz Financing Lux SARL, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.25%), 5.87%, 5/5/2028 (b)	364	365
Professional Services — 0.0% ^
WEC US Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.00%), 5.65%, 1/27/2031 (b)	1,505	1,505
Semiconductors & Semiconductor Equipment — 0.0% ^
Altar Bidco, Inc., 2nd Lien Term Loan (12-MONTH CME TERM SOFR + 5.60%), 9.11%, 2/1/2030 (b)	251	234
Software — 0.1%
AthenaHealth Group, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 9.40%, 2/15/2029 (b)	257	257
Project Boost Purchaser LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.75%), 6.45%, 7/16/2031 (b)	741	732
Proofpoint, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 6.70%, 8/31/2028 (b)	546	533
RealPage, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 6.96%, 4/24/2028 (b)	277	268

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Software — continued
Skopima Consilio Parent LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 7.37%, 5/12/2028 (b)	131	105
Thoughtworks, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 6.48%, 3/24/2028 (b)	178	144
UKG, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.25%), 5.91%, 2/10/2031 (b)	1,159	1,118
		3,157
Specialty Retail — 0.1%
AWS Claire's LLC, 1st Lien Term Loan, 10.00%, 9/18/2030 ‡	657	656
Serta Simmons Bedding LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 7.50%), 11.31%, 6/29/2028 (b)	89	83
Staples, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 5.75%), 9.41%, 9/4/2029 (b)	1,136	1,056
White Cap Supply Holdings LLC, 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 3.25%), 6.90%, 10/19/2029 (b)	643	639
		2,434
Total Loan Assignments (Cost $43,242)		34,179
Asset-Backed Securities — 0.4%
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1, Class M2, 5.82%, 12/25/2042 (l)	784	715
Carrington Mortgage Loan Trust Series 2006-NC1, Class M2, 4.33%, 1/25/2036 (k)	18,441	16,543
GSAMP Trust
Series 2006-FM3, Class A1, 3.98%, 11/25/2036 (k)	—	—
Series 2007-HE1, Class A2C, 4.00%, 3/25/2047 (k)	7,828	7,299
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M2, 4.88%, 11/25/2034 (k)	105	105
New Century Home Equity Loan Trust
Series 2003-5, Class AI7, 4.84%, 11/25/2033 (k)	—	—
Series 2005-1, Class M6, 4.90%, 3/25/2035 (k)	3,955	3,902
Option One Mortgage Loan Trust Series 2004-3, Class M2, 4.55%, 11/25/2034 (k)	318	341
RAMP Trust Series 2005-EFC6, Class M4, 4.58%, 11/25/2035 (k)	2,540	2,390
Saxon Asset Securities Trust Series 2002-3, Class AF6, 5.41%, 5/25/2031 (l)	423	416
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 3.98%, 9/25/2036 (k)	—	—
Series 2006-WM2, Class A2A, 4.02%, 9/25/2036 (k)	—	—
Terwin Mortgage Trust Series 2006-3, Class 2A2, 4.12%, 4/25/2037 (a) (k)	519	512
Total Asset-Backed Securities (Cost $31,918)		32,223
	SHARES (000)
Common Stocks — 0.1%
Aerospace & Defense — 0.0% ^
Incora Intermediate LLC ‡ *	19	231
Incora Top Holdco LLC ‡ *	—	19
		250
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	21,191,575	21
MYT Holding LLC ‡ *	1,412	353
NMG Parent LLC, Escrow ‡ *	47	24
		398
Chemicals — 0.0% ^
Venator Materials plc ‡ *	—	2

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Financial Services — 0.0% ^
Keenova Therapeutics plc	5	448
Par Health, Inc.	5	19
		467
Health Care Equipment & Supplies — 0.0% ^
New Evhc Physical Equity *	36	700
Health Care Providers & Services — 0.1%
International Oncology Care, Inc. ‡ *	158	2,490
Machinery — 0.0% ^
SSB Equipment Co., Inc. ‡ *	22	—
Media — 0.0% ^
iHeartMedia, Inc., Class A *	71	304
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. *	2	349
Specialty Retail — 0.0% ^
Neiman Marcus Group, Inc. ‡ *	5	3
Serta Simmons Bedding LLC *	22	189
		192
Total Common Stocks (Cost $3,326)		5,152
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.0% ^
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 (a) (k) (Cost $3,553)	3,555	3,450
	SHARES (000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ (Cost $2,135)	2,223	2,875
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Media — 0.0% ^
SES SA (Luxembourg) ‡ * (Cost $—) (i)	129	1,959

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.0% ^
Call Options Purchased — 0.0% ^
3 Month SOFR
6/12/2026 at USD 96.88, American Style
Notional Amount: USD 230,000
Counterparty: Exchange-Traded *	920	6
3 Month SOFR
9/11/2026 at USD 96.81, American Style
Notional Amount: USD 460,000
Counterparty: Exchange-Traded *	1,840	80
Total Call Options Purchased (Cost $926)		86
	SHARES (000)
Short-Term Investments — 47.3%
Investment Companies — 46.5%
JPMorgan Prime Money Market Fund Class IM Shares, 3.74% (o) (p) (Cost $4,325,065)	4,324,298	4,325,162
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 0.7%
BofA Securities, Inc., 4.04%, dated 5/29/2026, due 9/21/2026, repurchase price $65,839, collateralized by Collateralized Mortgage Obligations, 0.21% - 10.51%, due 11/25/2026 - 01/25/2066, with the value of $70,200. (Cost $65,000)	65,000	65,000
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills, 3.65%, 10/8/2026 (q) (r) (Cost $12,222)	12,381	12,221
Total Short-Term Investments (Cost $4,402,287)		4,402,383
Total Investments — 122.1% (Cost $11,341,129)		11,359,693
Liabilities in Excess of Other Assets — (22.1)%		(2,057,282)
NET ASSETS — 100.0%		9,302,411

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
REIT	Real Estate Investment Trust

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2026.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at May 31, 2026 is $121,638 or 1.31% of the Fund’s net
assets as of May 31, 2026.

(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2026.

(f)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Defaulted security.
(i)	Value is zero.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2026.

(l)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2026.

(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of May 31, 2026. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of May 31, 2026.
(q)	The rate shown is the effective yield as of May 31, 2026.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitments

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year
TBA, 5.50%, 6/25/2056 (a)	(736,000)	(739,249)
TBA, 6.50%, 6/25/2056 (a)	(1,104,000)	(1,147,526)
(Proceeds received of $1,888,120)		(1,886,775)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
Futures contracts outstanding as of May 31, 2026 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	4,973	09/30/2026	USD	1,027,546	1,471
U.S. Treasury 5 Year Note	4,160	09/30/2026	USD	446,258	2,404
					3,875
Short Contracts
U.S. Treasury 10 Year Note	(47)	09/21/2026	USD	(5,165)	(48)
U.S. Treasury Ultra Bond	(1,146)	09/21/2026	USD	(131,360)	(2,185)
U.S. Treasury 5 Year Note	(10)	09/30/2026	USD	(1,073)	(7)
					(2,240)
					1,635

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of May 31, 2026 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	60,014	USD	69,882	State Street Corp.	6/3/2026	122
USD	72,879	EUR	62,285	Barclays Bank plc	6/3/2026	227
USD	911	EUR	774	BNP Paribas	6/3/2026	8
USD	21,855	JPY	3,478,623	Citibank, NA	6/3/2026	12
USD	1,203	JPY	189,192	Goldman Sachs International	6/3/2026	15
USD	25,881	JPY	4,108,992	Barclays Bank plc	7/2/2026	17
USD	1,394	JPY	221,092	BNP Paribas	7/2/2026	2
Total unrealized appreciation						403
EUR	1,445	USD	1,705	HSBC Bank, NA	6/3/2026	(20)
EUR	1,600	USD	1,883	Morgan Stanley	6/3/2026	(17)
JPY	3,667,815	USD	23,048	Barclays Bank plc	6/3/2026	(16)
JPY	769,370	USD	4,845	Morgan Stanley	7/2/2026	(2)
USD	3,587	EUR	3,074	Barclays Bank plc	7/2/2026	(3)
USD	69,971	EUR	60,014	State Street Corp.	7/2/2026	(121)
USD	2,397	JPY	380,976	Barclays Bank plc	7/2/2026	(1)
Total unrealized depreciation						(180)
Net unrealized appreciation						223

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of May 31, 2026 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.67	USD14,170	2,772	(2,578)	194
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.67	USD6,970	1,309	(1,214)	95
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.67	USD13,370	3,973	(3,789)	184
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.67	USD6,600	1,840	(1,749)	91
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.67	USD13,230	3,366	(3,184)	182
							13,260	(12,514)	746

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
ABX	Asset-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of May 31, 2026 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Oracle Corp., 3.25%, 11/15/2027	1.00	Quarterly	6/20/2031	N/A	USD 13,740	333	(1)	332
CDX.NA.HY.46-V1	5.00	Quarterly	6/20/2031	3.01	USD 37,000	(1,382)	(2,010)	(3,392)
CDX.NA.HY.46-V1	5.00	Quarterly	6/20/2031	3.01	USD 44,290	(1,730)	(2,330)	(4,060)
CDX.NA.IG.46-V1	1.00	Quarterly	6/20/2031	0.51	USD 549,250	(10,637)	(2,678)	(13,315)
						(13,749)	(7,018)	(20,767)
						(13,416)	(7,019)	(20,435)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of May 31, 2026 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	13,260	746
Written Call Options Contracts as of May 31, 2026 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
3 Month SOFR	Exchange-Traded	920	USD 230,000	USD 97.00	6/12/2026	(6)
3 Month SOFR	Exchange-Traded	1,840	USD 460,000	USD 96.75	9/11/2026	(149)
						(155)
Total Written Options Contracts (Premiums Received $ (1,024))						(155)

Abbreviations
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940 (the "1940 Act"), the Board is required to determine fair value for securities that do not have readily available market quotations. Pursuant to Rule 2a-5 under the 1940 Act (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Certain short term investments may be valued using the amortized cost method, provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can generally be expected to vary inversely with changes in prevailing interest rates.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
(Dollar values in thousands)
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$32,223	$—	$32,223
Collateralized Mortgage Obligations	—	431,864	—	431,864
Commercial Mortgage-Backed Securities	—	3,450	—	3,450
Common Stocks
Aerospace & Defense	—	—	250	250
Broadline Retail	—	—	398	398
Chemicals	—	—	2	2
Financial Services	—	467	—	467
Health Care Equipment & Supplies	—	700	—	700
Health Care Providers & Services	—	—	2,490	2,490
Machinery	—	—	— (a)	— (a)
Media	304	—	—	304
Oil, Gas & Consumable Fuels	349	—	—	349
Specialty Retail	—	189	3	192
Total Common Stocks	653	1,356	3,143	5,152
Convertible Bonds	—	350,782	—	350,782
Corporate Bonds
Aerospace & Defense	—	—	207	207
Automobile Components	—	1,869	—	1,869
Automobiles	—	262,586	—	262,586
Banks	—	1,421,437	—	1,421,437
Beverages	—	115,952	—	115,952
Biotechnology	—	29,597	—	29,597
Broadline Retail	—	58,574	—	58,574
Building Products	—	740	—	740
Capital Markets	—	464,121	—	464,121
Chemicals	—	1,228	—	1,228
Commercial Services & Supplies	—	1,058	—	1,058
Consumer Finance	—	609,518	—	609,518
Consumer Staples Distribution & Retail	—	66,816	—	66,816
Containers & Packaging	—	853	—	853
Diversified Telecommunication Services	—	4,186	—	4,186
Electric Utilities	—	189,083	—	189,083
Entertainment	—	43,856	—	43,856
Financial Services	—	156,792	—	156,792
Ground Transportation	—	759	— (a)	759
Health Care Equipment & Supplies	—	27,696	—	27,696

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Health Care Providers & Services	$—	$59,261	$—	$59,261
Health Care Technology	—	4,208	—	4,208
Independent Power and Renewable Electricity Producers	—	6,437	—	6,437
Industrial Conglomerates	—	16,439	—	16,439
Interactive Media & Services	—	19,183	—	19,183
IT Services	—	902	—	902
Machinery	—	23,344	—	23,344
Media	—	10,545	—	10,545
Metals & Mining	—	27,306	—	27,306
Multi-Utilities	—	36,477	—	36,477
Oil, Gas & Consumable Fuels	—	63,147	— (a)	63,147
Personal Care Products	—	—	— (a)	— (a)
Pharmaceuticals	—	182,764	—	182,764
Software	—	44,501	—	44,501
Specialized REITs	—	48,164	—	48,164
Specialty Retail	—	—	— (b)	— (b)
Technology Hardware, Storage & Peripherals	—	18,425	—	18,425
Tobacco	—	10,063	—	10,063
Total Corporate Bonds	—	4,027,887	207	4,028,094
Loan Assignments
Aerospace & Defense	—	424	—	424
Automobile Components	—	1,561	—	1,561
Broadline Retail	—	327	—	327
Building Products	—	806	—	806
Chemicals	—	2,852	—	2,852
Commercial Services & Supplies	—	1,992	—	1,992
Consumer Staples Distribution & Retail	—	211	2,605	2,816
Containers & Packaging	—	609	—	609
Diversified Consumer Services	—	706	—	706
Diversified Telecommunication Services	—	216	—	216
Electric Utilities	—	739	—	739
Entertainment	—	991	—	991
Ground Transportation	—	1,805	—	1,805
Health Care Equipment & Supplies	—	716	—	716
Health Care Providers & Services	—	1,430	—	1,430
Hotels, Restaurants & Leisure	—	911	—	911
Insurance	—	1,312	—	1,312
IT Services	—	810	—	810
Leisure Products	—	—	22	22
Life Sciences Tools & Services	—	969	—	969
Machinery	—	357	—	357
Media	—	2,321	—	2,321
Oil, Gas & Consumable Fuels	—	986	—	986
Personal Care Products	—	806	—	806
Pharmaceuticals	—	365	—	365
Professional Services	—	1,505	—	1,505
Semiconductors & Semiconductor Equipment	—	234	—	234

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Software	$—	$3,157	$—	$3,157
Specialty Retail	—	1,778	656	2,434
Total Loan Assignments	—	30,896	3,283	34,179
Mortgage-Backed Securities	—	2,066,646	—	2,066,646
Options Purchased	86	—	—	86
Preferred Stocks	—	—	2,875	2,875
Rights	—	—	1,959	1,959
Short-Term Investments
Investment Companies	4,325,162	—	—	4,325,162
Repurchase Agreements	—	65,000	—	65,000
U.S. Treasury Obligations	—	12,221	—	12,221
Total Short-Term Investments	4,325,162	77,221	—	4,402,383
Total Investments in Securities	$4,325,901	$7,022,325	$11,467	$11,359,693
Liabilities
TBA Short Commitment	$—	$(1,886,775)	$—	$(1,886,775)
Total Liabilities in Securities Sold Short	$—	$(1,886,775)	$—	$(1,886,775)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$403	$—	$403
Futures Contracts	3,875	—	—	3,875
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(180)	$—	$(180)
Futures Contracts	(2,240)	—	—	(2,240)
Options Written
Call Options Written	(155)	—	—	(155)
Swaps	—	(19,533)	—	(19,533)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,480	$(19,310)	$—	$(17,830)

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.
There were no significant transfers into or out of level 3 for the period ended May 31, 2026.
B. Investment Transactions with Affiliates— The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
(Dollar values in thousands)
The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended May 31, 2026
Security Description	Value at February 28, 2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2026	Shares at May 31, 2026	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.74% (a) (b)	$5,014,691	$1,315,845	$2,004,412	$(195)	$(767)	$4,325,162	4,324,298	$45,551	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2026.
C. Derivatives— The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (4) below describe the various derivatives used by the Fund.
(1). Options — The Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
(Dollar values in thousands)
the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter (“OTC”) options are subject to master netting agreements.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2). Futures Contracts— The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2026 (Unaudited) (continued)
(Dollar values in thousands)
negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.